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                                                                    EXHIBIT 23.7

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the registration statement on Form S-1 (File No. 33-60403) of our report dated November 6, 1996 on our audits of the financial statements of AZATAR Computer Systems, Inc. We also consent to the reference to our firm under the caption "Experts."


                                /s/COOPERS & LYBRAND L.L.P.

Rochester, New York
February 3, 1997